GLOBAL             PARTNERS             INCOME             FUND             INC.

October 8, 1998
Dear Shareholders:

We are pleased to provide this annual report for the Global Partners Income Fund Inc. ('Fund') for the fiscal year ended August 31, 1998. Included are market commentary, audited financial statements, the related report of independent accountants and other information about the Fund.

During the twelve months ended August 31, 1998, the net asset value for the Fund decreased from $16.18 per share to $9.76 at August 31, 1998. Dividends totaling $2.44 per share were paid during this period. This total represents $1.62 and $0.82 per share from net investment income and realized net long-term capital gains, respectively. Assuming the reinvestment of these dividends in additional shares of the Fund, the net asset value return for the fiscal year ended August 31, 1998 was -28.95%. During the same period, the JP Morgan Emerging Markets Bond Index Plus ('JP Morgan EMBI+'), a standard measure of return for the emerging debt market returned -29.87% and the Salomon Smith Barney High
Yield Market Index returned 3.00% during the same period.

At August 31, 1998, the Fund, as a percentage of total investments, was approximately 51% invested in securities of emerging market issuers, including obligations of sovereign governments and companies. The balance of the Fund's assets was invested in U.S. high-yield securities and short-term investments.

EMERGING MARKETS DEBT SECURITIES

In the twelve-month period ended August 31, 1998, despite an initial period of strength, the emerging debt market performed poorly. This sell-off was largely due to a combination of continued Asian weakness as well as Russian economic and political turmoil.

On August 31, 1998, top country allocations (as a percentage of total investments) for the Fund were as follows:

United States........................................................    49.4%
Brazil...............................................................     9.4%
Morocco..............................................................     6.3%
Argentina............................................................     6.0%
Costa Rica...........................................................     5.4%
Russia...............................................................     5.2%
Panama...............................................................     3.3%
Venezuela............................................................     3.0%
South Korea..........................................................     2.0%
Mexico...............................................................     2.0%

For the twelve-month period ending August 31, 1998, outperformers in the emerging debt market included Argentina, Brazil, Mexico, Morocco, Nigeria, Panama, Peru, The Philippines, Poland and South Korea. Underperformers for the period included Bulgaria, Ecuador, Russia and Venezuela.

Emerging debt markets continue to be negatively impacted by a global trend-- investors are reducing their appetite for risk. Beginning with Asian currency problems in the fall of 1997 and compounded by the extended Japanese recession and recent weakness in US equity prices, investors are demanding a higher risk premium for investing in credit sensitive fixed income assets. This higher risk premium leads to higher borrowing costs for countries that still have access to the capital markets, and shuts other countries out of the capital markets completely. Russia's problems, which we will detail below,

GLOBAL             PARTNERS             INCOME             FUND             INC.

occurred in this risk-adverse investment environment. This investment environment limited the range of Russia's policy response and compounded the severity of the sell-off which spilled over to all other emerging market credits. We expect this highly volatile period for emerging markets debt to continue. The elements required for stability must come from a variety of sources both inside and outside the emerging debt market. These elements include an economic recovery in Japan, greater stability in US equity prices and an end to political turmoil in Russia. When stability returns, emerging markets debt will again trade on credit fundamentals. While we are optimistic that the worst of the crisis has passed, market volatility will continue to be extremely high and market sentiment will be cautious.

The following is a brief description of each sector's highlights over the past twelve months.

LATIN AMERICA

Several times throughout the period, officials in the largest oil producing regions met to discuss the oversupply of oil in world markets and the resulting decline in oil prices. Latin American economies which rely on oil for much of their commodity exports continue to suffer from these plunging prices. Since August 31, 1997, West Texas Intermediate spot oil has fallen 32.3%, from US$19.67 per barrel to US$13.32 per barrel.

Argentina. The International Monetary Fund ('IMF') mission completed its review of Argentina, announcing that the country has met all of its fiscal targets for the first half of 1998. Argentina has had an impressive record in meeting financing needs during the year. For example, in March, the Argentine government expanded its global 2017 bond (a series of debt offerings maturing in 2017) by US$750 million. With the expansion, Argentina met US$1.35 billion of its US$2 billion financing requirement for the second quarter. While Argentina's capital raising efforts are impressive, we remain concerned that they will not have the ability to raise the nearly US$12 billion they will need in 1999.

Brazil. Brazil has made substantial progress on the privatization front during the Fund's fiscal year. Sao Paulo state electricity distributor (formerly CESPE, now Elektro) was sold to the US utility company Enron for BRL1.48 billion, a 99% premium over the government's minimum requirement. In addition, Telebras was sold for BRL22 billion, a 60% premium of the minimum asking price. Separately, the TBC (the government's standard loan rate) was cut by 125 basis points to 19.75%. This move brings the rate below its pre-crisis level of 20.7%, from which it was doubled last October in response to contagion effects from the Asian crisis. In the political arena, President Cardoso was re-elected in the first round of Brazil's presidential elections on October 4th. While Brazil is continuing to exhibit sound monetary and political strength, we are concerned that their level of short-term local currency debt (US$300 billion) is a potential problem, and thus remain underweight.

Ecuador. Despite Ecuador's relative outperformance in November, the country's inability to institute reform measures continues to be disappointing. Specifically, the government has incurred continuous delays in the auction of a 35% stake in state-owned telephone company EMETEL. In addition, following the failure by Congress to pass an increase in the value added tax, the sucre devalued 7.5%. On a more positive note, in Ecuador's presidential elections, Jamil Mahuad was the official first-round winner with 34.9% of the votes, followed by Alvaro Noboa with 26.6%. Mahuad is an experienced politician with a respected economic team and is believed to be the candidate with the ability to stabilize the economy. We have established a marginally overweight position because we believe we are being adequately compensated for the risk we are taking. Further reforms will need to take place, however, for us to increase our exposure.

GLOBAL             PARTNERS             INCOME             FUND             INC.

Mexico. We remain confident in Mexico's potential and increased our exposure during the period. The country's limited need for new capital in 1999 leads us to believe that the region is a relative safe haven versus other more volatile assets. We are, however, slightly underweight due to tight spread levels.

Panama. Panama retired US$600 million of outstanding Brady debt and simultaneously issued a 30-year global bond during September, 1997. The exchange allowed Panama to improve its debt structure and lower its cost of funding. We remain overweight in Panama.

Peru. In March, Moody's raised Peru's sovereign debt ceiling to Ba3 from B2, citing prudent fiscal and monetary policies and an outlook for strong growth. Moody's stated that the move was based on the country's progress, which included macroeconomic stabilization and high average rates of growth over the past several years. Also noted was the completion of both Paris and London Club debt restructurings, which have reduced external debt from US$33.5 billion to US$28.2 billion and have significantly lessened the near-term debt service by improving the amortization profile. The rating increase complements Standard & Poor's previously assigned BB rating. We maintained our overweight position during the period, due to expected high growth as well as a limited debt obligation in the region.

Venezuela. After months of negotiations, the IMF and the government agreed on the terms of a 'shadow' fiscal monitoring program during the period. Unlike the previous stand-by agreement, the program will not entail any financial support from the IMF, only technical assistance. In the final month of the period, however, Venezuela's market sentiment was suffering, due to two main factors. First, Moody's downgraded Venezuela's sovereign ceiling to B1 from Ba2, having placed the rating on watch for possible downgrade on May 8th. Moody's pointed to the government's inability to address the domestic implications of external shocks. Second, the privatization of the state aluminum complex, CVG, was canceled. Although the coalition formed by Kaiser Aluminum and Billiton would have only paid US$1.55 billion, with only US$200 million going to the government, psychologically, the sale would have had a strong impact, as it would have displayed the government's conviction to the privatization process. While we are discouraged by the downgrade and failed privatization, we remain overweight in Venezuela, due to several factors: Venezuela's capital needs in 1999 are relatively limited; Venezuela retired a good deal of their external debt with the proceeds of the 1997 oil boom; and Venezuelan spreads are at historically wide levels versus other similarly rated countries.

EASTERN EUROPE

Bulgaria. In December, Moody's upgraded Bulgaria's foreign currency rating to B2 from B3, citing improved credit risk with the election of a reform-oriented government and establishment of a currency board. For comparison, the upgrade puts Bulgaria on par with Peru and one notch below Brazil and Ecuador. Additionally, the IMF approved the fourth tranche of a US$510 million standby loan. Bulgaria's strides in decreasing inflation and promoting growth during the past year have been significant: inflation in February was near 1.5%, down from 100% a year ago, and was negative 0.1% in March, largely due to falling fuel prices. We remain slightly overweight in Bulgaria, due to the country's limited debt service, in addition to it's meeting all IMF fiscal targets for the year.

Russia. Russia's dramatic decline during the period was due to a number of factors: 1) the government forced a restructuring of all domestic debt; 2) the ruble was devalued; 3) Yeltsin dismissed his Cabinet, appointing Sergey Kireyenko as the new Prime Minister, only to reverse his actions at the end of the period, re-appointing Viktor Chernomyrdin; and 4) the Duma refused to appoint Chernomyrdin, resulting in Yevgeny Primakov being appointed the new Prime Minister. These developments

GLOBAL             PARTNERS             INCOME             FUND             INC.

devastated Russian dollar denominated bond prices during the month of August, with prices declining as much as 80%. The result was a tremendous shock to the market and caused a wide-spread sell-off across all emerging markets. The timing of these events was unfortunate, as the investment community needed to be convinced of Russia's commitment to promoting political continuity, and therefore effectively implementing fiscal reform.

While we are extremely concerned about Russia's ability to reform both financially and politically, we have a slightly overweight US dollar denominated position in the Fund. We believe the Fund is adequately compensated for the risk at these prices. It is important to note that while the Fund suffered significant mark-to-market losses in these positions, the Fund did not own ruble denominated debt. The distinction is important because the debt the Fund owns was not defaulted on and is still current on all interest payments. We believe these bonds, trading at cents on the dollar, have much more upside than downside in an unchanged environment. There is also significant return potential in these investments if the country implements any meaningful reforms.

U.S. HIGH-YIELD SECURITIES

Although the economy was expected to slow as a result of the fourth quarter Asian crisis, corporate earnings and credit quality were generally very good and supported a positive tone in the market. The market dipped during late October 1997, as Asian markets tumbled. However, few bonds traded and the market recovered almost completely in a few short weeks. The market's firmness appeared to be due to several factors, including: 1) a high level of cash in the market,
2) a strong rally in the US Treasury market and 3) a belief that the economy will slow, but no recession will materialize, keeping fundamental credit quality fairly healthy. In addition, the high-yield market's increase was fueled by strong demand from both retail and institutional buyers. High-yield mutual funds were aggressive buyers, as they experienced record inflows during the period. Collateralized Bond Obligations (CBOs), insurance companies, pension funds and other institutional buyers have also been active participants.

During the early summer, however, the high-yield market reversed its positive trend. Investors became increasingly concerned with the impact of fundamental problems in Japan, Russia and Southeast Asia, and a 'flight-to-quality' ensued. Technical conditions were also weak, due to heavy new issuance. However, new issuance began to slow, bringing supply and demand closer to equilibrium. In addition, continued merger and acquisition activity in the cable/media sector helped provide a more positive tone to the market.

August was a difficult and tumultuous month for the world financial markets, including the high-yield market. Led by the emerging markets, most domestic financial markets traded significantly lower. The Russian 'meltdown' drove vast amounts of capital from emerging markets debt, high-yield debt and stocks to the safety of the Treasuries. The high-yield market suffered an outflow of over US$2 billion from mutual funds. New issue activities ground to a halt toward the end of the month. Net new issue supply totaled only US$4.5 billion. For the final month of the reporting period, the Salomon Smith Barney High Yield Index returned a negative 6.70%, compared with a positive 10.40% for the first 11 months of the period. By comparison, however, the high-yield market fared much better than the emerging debt and domestic equity markets during August, which dropped 28.7% and 14.4%, respectively, as measured by the JP Morgan EMBI+ and the S & P 500. This was the worst monthly performance for the high-yield market since the Index's inception in 1989 and the worst environment the market has experienced since August through October of 1990 when the Index declined 12.0%.

GLOBAL             PARTNERS             INCOME             FUND             INC.

The top five outperforming sectors for the twelve months ended August 31, 1998 were airlines, banking, utilities, technology and services. Underperformers for the period included energy, pharmaceuticals, auto manufacturing, paper & forest products and retail food & drug.

The high-yield market has experienced a slight rebound during the first several days of September. However, we believe this may be short-lived and are looking to invest in higher credit quality companies in non-cyclical industries. We do not believe the environment will be as grim as 1990, for the following reasons:
1) there is no broker/dealer that dominates the high-yield market, like Drexel, which went bankrupt in 1990; 2) we foresee no major liquidation of high-yield paper by a major ownership class, like the savings and loan industry was forced to do in 1989 and 1990; 3) finally, companies are more conservatively capitalized today going into a downturn compared with the highly leveraged companies which faced a recession in 1990. That being stated, we probably have not yet seen the full impact of this global economic contraction, and remain cautious on the high-yield market.

Given the nature of today's market, we wish to remind you that, while the Fund may offer higher reward potential, the risks of investments in high-yield securities and securities in emerging markets may also be greater.

                               *       *       *

In a continuing effort to provide timely information concerning Global Partners Income Fund Inc., shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 am to 6:00 pm EST for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Global Partners Income Fund Inc. stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

We appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

Cordially,

WILLIAM D. CVENGROS                                     HEATH B. MCLENDON
William D. Cvengros                                     Heath B. McLendon
Co-Chairman of the Board                                Co-Chairman of the Board


PETER J. WILBY
Peter J. Wilby
Executive Vice President

GLOBAL             PARTNERS             INCOME             FUND             INC.
------------------------------------------------
Schedule of Investments
August 31, 1998

 PRINCIPAL
  AMOUNT         Corporate Bonds--49.8%                                                           VALUE
----------------------------------------------------------------------------------------------------------

                 Basic Industries--5.7%

$ 1,500,000      APP International Finance, 11.750% due 10/1/05(a)............................   $    795,000

  2,000,000      Berry Plastics, 12.250% due 4/15/04(a).......................................      2,102,500

  1,000,000      Envirosource Inc., 9.750% due 6/15/03(a).....................................        945,000

    500,000      Envirosource Inc., 9.750% due 6/15/03(a)(b)..................................        496,875

  1,000,000       Glencore Nickel, 9.000% due 12/1/14..........................................       750,000

  2,000,000       PCI Chemicals Canada Inc., 9.250% due 10/15/07(a)............................     1,862,500

  2,000,000       Radnor Holdings, 10.000% due 12/1/03(a)......................................     2,010,000

  2,000,000 Units Stone Container Corp., 12.250% due 4/1/02(a)(c)..............................     2,020,000

  1,000,000      Tekni-Plex Inc., 11.250% due 4/1/07(a).......................................      1,052,500
                                                                                                 ------------

                                                                                                   12,034,375
                                                                                                 ------------
                 Consumer Cyclicals--0.9%

  2,000,000      Cole National Group, 8.625% due 8/15/07(a)...................................      1,960,000
                                                                                                 ------------
                 Consumer Non-Cyclicals--9.5%

  2,000,000      B&G Foods Inc., 9.625% due 8/1/07(a).........................................      1,860,000

  2,000,000      Carr-Gottstein Foods Co., 12.000% due 11/15/05(a)............................      2,290,000

  2,000,000      CFP Holdings Inc., 11.625% due 1/15/04(a)....................................      1,110,000

  1,000,000      Dade International Inc., 11.125% due 5/1/06(a)...............................      1,110,000

  1,000,000      Doane Products Company, 10.625% due 3/1/06(a)................................      1,130,000

  1,461,000      Hines Horticulture, 11.750% due 10/15/05(a)..................................      1,534,050

  1,500,000      Horseshoe Gaming, 9.375% due 6/15/07(a)......................................      1,500,000

  1,000,000      Imperial Holly Corp., 9.750% due 12/15/07(a).................................        976,250

  1,900,000      North Atlantic Trading, 11.000% due 6/15/04(a)...............................      1,800,250

  3,000,000      Revlon Worldwide, zero coupon due 3/15/01(a).................................      2,175,000

  1,000,000      Riddell Sports Inc., 10.500% due 7/15/07.....................................        955,000

    900,000      SC International Services, 9.250% due 9/1/07(a)..............................        911,250

  1,000,000      Shop Vac Corp., 10.625% due 9/1/03(a)........................................      1,060,000

  1,550,000      Stroh Brewery, 11.100% due 7/1/06(a).........................................        771,125

    946,000      Waterford Gaming LLC, 12.750% due 11/15/03(a)................................      1,029,958
                                                                                                 ------------

                                                                                                   20,212,883
                                                                                                 ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
------------------------------------------------
Schedule of Investments  (continued)
August 31, 1998

 PRINCIPAL
  AMOUNT      Corporate Bonds--49.8% (continued)                                              VALUE
----------------------------------------------------------------------------------------------------------
              Energy--5.3%

$ 2,000,000   Cliffs Drilling, 10.250% due 5/15/03(a)......................................   $  2,100,000

  1,000,000   Dailey International Inc., 9.500% due 2/15/08................................        878,750

  1,000,000   Magnum Hunter, 10.000% due 6/1/07............................................        915,000

  2,000,000   National Energy Group, 10.750% due 11/1/06...................................      1,270,000

  2,000,000   Parker Drilling Corp., 9.750% due 11/15/06(a)................................      1,950,000

  1,000,000   Pool Energy Services Co., 8.625% due 4/1/08(a)...............................        877,500

    500,000   TransAmerican Energy, 11.500% due 6/15/02....................................        320,000

  2,000,000   TransAmerican Energy, zero coupon until 6/15/99 (13.000% thereafter) due
                6/15/02(a).................................................................        980,000

  2,000,000   United Refining, 10.750% due 6/15/07(a)......................................      1,830,000
                                                                                              ------------

                                                                                                11,121,250
                                                                                              ------------
              Financial--2.1%

  1,000,000   Airplanes Pass Through Trust, 10.875% due 3/15/19(a).........................      1,104,090

  2,000,000   Morgan Stanley Aircraft Finance, Series 1A, Class D1, 8.700% due
                3/15/23(a)(b)..............................................................      1,840,000

  1,500,000   Williams Scotsman Inc., 9.875% due 6/1/07....................................      1,485,000
                                                                                              ------------

                                                                                                 4,429,090
                                                                                              ------------
              Housing Related--0.9%

  2,000,000   Nortek Inc., 9.125% due 9/1/07(a)............................................      1,995,000
                                                                                              ------------
              Industrial/Manufacturing--5.8%

  1,000,000   Alvey Systems Inc., 11.375% due 1/31/03(a)...................................      1,050,000

  1,500,000   Axiohm Transaction Solution, 9.750% due 10/1/07(a)...........................      1,432,500

  1,250,000   Burke Industries Inc., 10.000% due 8/15/07(a)................................      1,235,938

  1,250,000   Foamex L.P., 9.875% due 6/15/07(a)...........................................      1,318,750

  1,900,000   High Voltage Engineering, 10.500% due 8/15/04(a).............................      1,805,000

  1,000,000   Insilco Corp., 10.250% due 8/15/07(a)........................................      1,010,000

  1,000,000   Jordan Industries, 10.375% due 8/1/07(a).....................................        980,000

  1,000,000   Jordan Telecom Products, zero coupon until 8/1/00 (11.750% thereafter) due
                8/1/07.....................................................................        775,000

  2,000,000   L-3 Comms Corp., 10.375% due 5/1/07..........................................      2,145,000

    500,000   Venture Holdings Trust, 9.500% due 7/1/05....................................        491,250
                                                                                              ------------

                                                                                                12,243,438
                                                                                              ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
------------------------------------------------
Schedule of Investments  (continued)
August 31, 1998

 PRINCIPAL
  AMOUNT          Corporate Bonds--49.8% (continued)                                               VALUE
---------------------------------------------------------------------------------------------------------
                  Media/Telecommunications--12.5%

$ 1,250,000       Adelphia Communications, 9.875% due 3/1/07(a)................................ $  1,325,000

  1,500,000       American Media Operations, Inc., 11.625% due 11/15/04(a).....................    1,560,000

    750,000       Big Flower Press, 8.875% due 7/1/07(a).......................................      750,000

  4,000,000       Century Communications, zero coupon due 1/15/08..............................    1,760,000

  2,000,000       CSC Holdings Inc., 10.500% due 5/15/16(a)....................................    2,280,000

  1,050,000       Diamond Cable Co., zero coupon until 12/15/00 (11.750% thereafter) due
                    12/15/05(a)................................................................      861,000

  2,000,000       Granite Broadcasting, 10.375% due 5/15/05(a).................................    2,000,000

  3,750,000       Hollinger Inc., Convertible Bond, zero coupon due 10/5/13....................    1,500,000

  1,750,000       ICG Holding Inc., zero coupon until 9/15/00 (13.500% thereafter) due
                    9/15/05(a).................................................................    1,347,500

  2,000,000       Intermedia Communication, 8.600% due 6/1/08..................................    1,895,000

  2,000,000       Lin Television Corp., 8.375% due 3/1/08(a)(b)................................    1,940,000

  1,500,000       Nextel Communications, zero coupon until 2/15/99 (9.750% thereafter) due
                    8/15/04(a)..................................................................   1,456,875

    750,000       Nextel Communications, zero coupon until 2/15/03 (9.950% thereafter) due
                    2/15/08....................................................................      426,563

  2,500,000       NTL Inc., zero coupon until 2/1/01 (11.500% thereafter) due 2/1/06(a)........    1,937,500

  2,000,000       Rogers Communications, 8.875% due 7/15/07(a).................................    1,950,000

    987,000       SFX Broadcasting, 10.750% due 5/15/06(a).....................................    1,051,155

  2,500,000       United International Holdings, zero coupon until 2/15/03 (10.750% thereafter)
                  due 2/15/08................................................................      1,175,000

      2,250 Units Viatel Inc., zero coupon until 4/15/03 (12.500% thereafter) due
                  4/15/08(b)(d)..............................................................      1,350,000
                                                                                                ------------

                                                                                                  26,565,593
                                                                                                ------------
                  Services/Other--3.5%

  2,200,000       Allied Waste Industries, zero coupon until 6/1/02 (11.300% thereafter) due
                    6/1/07(a)..................................................................    1,608,750

    750,000       APCOA Inc., 9.250% due 3/15/08(b)............................................      729,375

  1,000,000       Dyncorp Inc., 9.500% due 3/1/07(a)...........................................    1,005,000

  1,000,000       Intertek Finance PLC, 10.250% due 11/1/06(a).................................    1,007,500

  2,000,000       Les Inc., 9.250% due 6/1/08(a)(b)............................................    2,007,500

  1,000,000       Norcal Waste Systems, 13.500% due 11/15/05...................................    1,155,000
                                                                                                ------------

                                                                                                   7,513,125
                                                                                                ------------
                  Technology/Electronics--1.7%

  1,500,000       Amphenol Corp., 9.875% due 5/15/07(a)........................................    1,554,375

        900 Units DecisionOne Corp., zero coupon until 8/1/02 (11.500% thereafter) due
                    8/1/08(e)..................................................................      486,000

  1,500,000       Unisys Corp., 7.875% due 4/1/08(a)...........................................    1,500,000
                                                                                                ------------

                                                                                                   3,540,375
                                                                                                ------------

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
------------------------------------------------
Schedule of Investments  (continued)
August 31, 1998

 PRINCIPAL
  AMOUNT      Corporate Bonds--49.8% (continued)                                              VALUE
----------------------------------------------------------------------------------------------------------
              Transportation--1.7%

$ 1,000,000   Atlantic Express, 10.750% due 2/1/04(a)......................................   $  1,045,000

  1,000,000   Holt Group, 9.750% due 1/15/06(a)(b).........................................        965,000

    750,000   TFM Sa De Cv, 10.250% due 6/15/07............................................        611,250

  2,000,000   TFM Sa De Cv, zero coupon until 6/15/02 (11.750% thereafter) due 6/15/09.....      1,020,000
                                                                                              ------------

                                                                                                 3,641,250
                                                                                              ------------
              Utilities--0.2%

    500,000   Companhia Energetica De Sao Paulo, 9.125% until 6/26/02 (9.625% thereafter)
                due 6/26/07(b).............................................................        337,500
                                                                                              ------------

              Total Corporate Bonds (Cost--$111,485,363)...................................    105,593,879
                                                                                              ------------
              Sovereign Bonds--40.9%

----------------------------------------------------------------------------------------------------------
              Argentina--6.0%

 18,928,750   Republic of Argentina, FRB, Series L, 6.625% due 3/31/05(a)(f)...............     12,788,737
                                                                                              ------------
              Brazil--9.2%

              Federal Republic of Brazil:

 17,023,752     C Bond, 8.000% due 4/15/14(a)(g)...........................................      9,086,427

 11,700,000     Global Bonds, 9.375% due 4/7/08(a).........................................      7,034,625

  8,250,000     NMB, Series L, 6.6875% due 4/15/09(a)(f)...................................      3,465,000
                                                                                              ------------

                                                                                                19,586,052
                                                                                              ------------
              Bulgaria--0.8%

              Republic of Bulgaria:

    500,000     FLIRB, Series A, 2.500% due 7/28/12(f).....................................        187,500

  3,500,000     IAB, 6.6875% due 7/28/11(a)(f).............................................      1,529,063
                                                                                              ------------

                                                                                                 1,716,563
                                                                                              ------------
              Colombia--0.4%

  1,000,000   Republic of Colombia, 7.270% due 6/15/03(b)..................................        797,500
                                                                                              ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
------------------------------------------------
Schedule of Investments  (continued)
August 31, 1998

 PRINCIPAL
  AMOUNT      Sovereign Bonds--40.9% (continued)                                              VALUE
----------------------------------------------------------------------------------------------------------
              Costa Rica--5.4%

              Costa Rica, Principal Bond:

$ 6,000,000     Series A, 6.250% due 5/21/10...............................................   $  4,635,000

  8,500,000     Series B, 6.250% due 5/21/15...............................................      6,800,000
                                                                                              ------------

                                                                                                11,435,000
                                                                                              ------------
              Ecuador--1.4%

              Republic of Ecuador:

  1,000,000     Par Bond, 3.500% due 2/28/25(f)............................................        410,000

  8,135,459     Bearer PDI Bond, 6.625% due 2/27/15(a)(f)(g)...............................      2,542,331
                                                                                              ------------

                                                                                                 2,952,331
                                                                                              ------------
              Ivory Coast--0.1%

  2,000,000   Ivory Coast, FLIRB, 2.000% due 3/29/18(f)....................................        230,000
                                                                                              ------------
              Mexico--1.2%

  3,000,000   United Mexican States, Global Bond, 11.500% due 5/15/26(a)...................      2,602,500
                                                                                              ------------
              Panama--3.3%

              Republic of Panama:

  2,705,000     Global Bond, 8.875% due 9/30/27(a).........................................      2,053,771

  4,400,000     IRB, 4.000% due 7/17/14(a)(f)..............................................      2,728,000

  3,438,647     PDI Bond, 6.6875% due 7/17/16(a)(f)(g).....................................      2,119,068
                                                                                              ------------

                                                                                                 6,900,839
                                                                                              ------------
              Peru--1.9%

  9,500,000   Republic of Peru, FLIRB, 3.250% due 3/7/17(a)(f).............................      4,037,500
                                                                                              ------------
              Philippines--1.5%

  4,250,000   Republic of Philippines, 8.875% due 4/15/08..................................      3,091,875
                                                                                              ------------
              Poland--0.8%

  2,250,000   Republic of Poland, PDI Bond, 4.000% due 10/27/14(a)(f)......................      1,767,656
                                                                                              ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
------------------------------------------------
Schedule of Investments  (continued)
August 31, 1998

 PRINCIPAL
  AMOUNT      Sovereign Bonds--40.9% (continued)                                              VALUE
----------------------------------------------------------------------------------------------------------
              Russia--3.9%

              Russia, Global Bond:

$16,775,000     11.750% due 6/10/03(b).....................................................   $  4,026,000

    750,000     8.750% due 7/24/05.........................................................        165,000

  9,000,000     11.000% due 7/24/18........................................................      2,025,000

  7,975,000     12.750% due 6/24/28........................................................      1,914,000

    620,807   Russia, IAN, 6.625% due 12/15/15(b)(f).......................................         90,017
                                                                                              ------------

                                                                                                 8,220,017
                                                                                              ------------
              South Korea--2.0%

              Export-Import Bank of Korea, Global Bond:

  1,500,000     7.250% due 6/25/01.........................................................      1,216,125

    350,000     6.500% due 2/10/02.........................................................        286,164

              Korea Development Bank, Global Bond:

  1,550,000     7.900% due 2/1/02(b).......................................................      1,262,506

  1,500,000     6.625% due 11/21/23........................................................      1,028,775

    500,000   Republic of Korea, 8.875% due 4/15/08........................................        356,250
                                                                                              ------------

                                                                                                 4,149,820
                                                                                              ------------

              Venezuela--3.0%

              Republic of Venezuela:

  2,714,299     DCB Trust Series DL, 6.625% due 12/18/07(a)(f).............................      1,109,470

  5,000,000     Global Bond, 13.625% due 8/15/18(a)........................................      2,925,000

  5,750,000     Global Bond, 9.250% due 9/15/27(a).........................................      2,364,688
                                                                                              ------------

                                                                                                 6,399,158
                                                                                              ------------

              Total Sovereign Bonds (Cost --$120,631,908)...............................        86,675,548
                                                                                              ------------

              Loan Participations--8.2%
----------------------------------------------------------------------------------------------------------

 20,058,820   Kingdom of Morocco, Tranche B, 6.4375% due 1/1/04(f) (Morgan Guaranty Trust
                Company of New York, Morgan Stanley Emerging Markets Inc.)(h)..............     13,339,115

 25,375,000   Russia, Principal Loan, 6.625% due 12/15/20(f) (Chase Manhattan, Bank of
                America, ING Securities, J.P. Morgan, Union Bank of Switzerland)(h)(i).....      2,697,003

  1,254,545   The People's Democratic Republic of Algeria, Tranche 1, 6.625% due 9/4/06(f)
                (Chase Manhattan)(h).......................................................        752,726

    836,363   The People's Democratic Republic of Algeria, Tranche A, 7.3125% due 3/4/00(f)
                (Chase Manhattan)(h).......................................................        694,182
                                                                                              ------------

              Total Loan Participations (Cost--$34,844,078)................................     17,483,026
                                                                                              ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
------------------------------------------------
Schedule of Investments  (continued)
August 31, 1998

              Preferred Stock--0.2%                                                           VALUE
----------------------------------------------------------------------------------------------------------

  1,000,000   APP Finance (II) Mauritius Limited, Series A, 12.000%(f) (Cost--
     Shares     $1,000,000)................................................................   $    425,000
                                                                                              ------------


                      Warrants & Rights(j)--0.1%
------------------------------------------------------------------------------------------------------------------
      1,000 Warrants  Glasstech Inc. (Exercise Price of $0.01 per share expiring on 6/30/04. Each
                        warrant exercisable for 0.125 shares of common stock.).....................          1,500
      5,000 Warrants  In Flight Phone (Exercise price of $0.01 per share expiring on 8/31/02. Each
                        warrant exercisable for one share of common stock.)........................              0
      8,000 Rights    Terex Corporation Stock Appreciation Rights (Expiring on 5/15/02)............        136,000
      6,000 Warrants  United International Holdings (Exercise price of $15 per share expiring on
                        11/15/99. Each warrant exercisable for 4.535 shares of common stock.)......         30,000
      3,000 Warrants  Wireless One Inc. (Exercise price of $11.55 per share. Each warrant
                        exercisable for one share of common stock.)................................            750
                                                                                                      ------------

                      Total Warrants & Rights (Cost--$152,964)..................................           168,250
                                                                                                      ------------


 PRINCIPAL
  AMOUNT      Repurchase Agreement--0.8%
----------------------------------------------------------------------------------------------------------
$ 1,625,000   Merrill Lynch, 5.750% due 9/1/98; Proceeds at maturity--$1,625,260;
                (Fully collateralized by U.S. Treasury Bond, 7.625% due 2/15/07;
                Market value--$1,659,350) (Cost--$1,625,000)............................         1,625,000
                                                                                              ------------

              Total Investments--100% (Cost--$269,739,313*)................................   $211,970,703
                                                                                              ------------
                                                                                              ------------

--------------------------------------------------------------------------------

(a) All or a portion of the security is segregated as collateral pursuant to a loan agreement.

(b) Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(c) Each unit is comprised of a $1 par 10.75% Senior Debenture Note due 4/1/02 and a 1.50% Supplemental Interest Certificate.

(d) Each unit is comprised of a $1,000 par Senior Note due 4/15/08 and 0.49 shares of Series A Preferred Stock.

(e) Each unit is comprised of a $1,000 par Senior Note due 8/1/08 and a warrant to purchase 1.9 shares of common stock at $23 per share expiring 8/1/07.

(f) Rate shown reflects current rate on instrument with variable rate or step coupon rates.

(g) Payment-in-kind security for which part of the income earned is capitalized as additional principal.

(h) Participation interests were acquired through the financial institutions indicated parenthetically.

(i) Portion of income earned is capitalized as Russia Interest in Arrears Notes.

(j) Non-income producing securities.

* Aggregate cost for Federal income tax purposes is substantially the same.

DCB   --Debt Conversion Bond.                                IAN --Interest in Arrears Notes.
FLIRB --Front Loaded Interest Reduction Bond.                IRB --Interest in Reduction Bond.
FRB   --Floating Rate Bond.                                  NMB --New Money Bond.
IAB   --Interest in Arrears Bond.                            PDI --Past Due Interest.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
---------------------------------------------------------------
Statement of Assets and Liabilities
August 31, 1998

ASSETS
    Investments, at value (Cost--$269,739,313)................................................   $211,970,703
    Cash......................................................................................            928
    Interest receivable.......................................................................      6,829,668
    Receivable for investments sold...........................................................        614,083
    Unamortized deferred organization expenses (Note 1).......................................          3,479
    Prepaid expenses..........................................................................          9,578
                                                                                                 ------------
    Total Assets..............................................................................    219,428,439
                                                                                                 ------------
LIABILITIES
    Loan payable (Note 4).....................................................................     75,000,000
    Loan interest payable (Note 4)............................................................      1,972,265
    Management fee payable (Note 2)...........................................................        170,050
    Accrued expenses..........................................................................        156,702
                                                                                                 ------------
    Total Liabilities.........................................................................     77,299,017
                                                                                                 ------------
    Total Net Assets..........................................................................   $142,129,422
                                                                                                 ------------
                                                                                                 ------------
NET ASSETS
    Common stock ($0.001 par value, 100,000,000 shares authorized; 14,569,154 shares
     outstanding).............................................................................   $     14,569
    Additional paid-in capital................................................................    203,399,330
    Undistributed net investment income.......................................................      1,300,435
    Distributions in excess of net realized capital gain on investments.......................     (4,816,302)
    Net unrealized depreciation on investments................................................    (57,768,610)
                                                                                                 ------------
    Total Net Assets..........................................................................   $142,129,422
                                                                                                 ------------
                                                                                                 ------------
NET ASSET VALUE PER SHARE OF COMMON STOCK ($142,129,422 [div] 14,569,154 shares)..............          $9.76
                                                                                                        -----
                                                                                                        -----


--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
------------------------------------------------
Statement of Operations
For the Year Ended August 31, 1998

INCOME
    Interest (includes discount accretion of $5,730,053)...........................                 $ 30,069,993
OPERATING EXPENSES
    Interest expense (Note 4)......................................................   $4,752,344
    Management fee (Note 2)........................................................    2,384,015
    Legal..........................................................................       84,838
    Custodian......................................................................       73,259
    Audit and tax services.........................................................       70,000
    Transfer agent.................................................................       44,433
    Directors' fees and expenses (Note 2)..........................................       33,408
    Shareholder annual meeting.....................................................       25,740
    Printing.......................................................................       24,425
    Listing fee....................................................................       24,236
    Amortization of deferred organization expenses (Note 1)........................       22,272
    Other..........................................................................       18,044
                                                                                      ----------
    Total Operating Expenses.......................................................                    7,557,014
                                                                                                    ------------
Net Investment Income..............................................................                   22,512,979
                                                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investments...............................................                    1,510,650
    Change in net unrealized depreciation on investments...........................                  (81,994,340)
                                                                                                    ------------
Net Realized Gain and Change in Net Unrealized Depreciation on Investments.........                  (80,483,690)
                                                                                                    ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS.........................................                 $(57,970,711)
                                                                                                    ------------
                                                                                                    ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
-----------------------------------------------------------------
Statements of Changes in Net Assets
For the Years Ended August 31,

                                                                                       1998            1997
---------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income.......................................................   $ 22,512,979    $ 22,562,401
    Net realized gain...........................................................      1,510,650      18,834,581
    Change in net unrealized appreciation (depreciation) on investments.........    (81,994,340)     16,819,689
                                                                                   ------------    ------------
    Net Increase (Decrease) in Net Assets From Operations.......................    (57,970,711)     58,216,671
                                                                                   ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
    Net investment income.......................................................    (23,476,177)    (24,879,757)
    Net realized gains..........................................................     (7,150,029)             --
    In excess of net realized capital gains.....................................     (4,816,302)             --
                                                                                   ------------    ------------
    Decrease in Net Assets From Distributions to Shareholders...................    (35,442,508)    (24,879,757)
                                                                                   ------------    ------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued in reinvestment of dividends (62,020 and 0
      shares issued)............................................................        807,789              --
                                                                                   ------------    ------------
Increase (Decrease) in Net Assets...............................................    (92,605,430)     33,336,914
                                                                                   ------------    ------------
NET ASSETS
    Beginning of year...........................................................    234,734,852     201,397,938
                                                                                   ------------    ------------
    END OF YEAR (includes undistributed net investment income of $1,300,435 and
      $2,263,633, respectively).................................................   $142,129,422    $234,734,852
                                                                                   ------------    ------------
                                                                                   ------------    ------------

------------------------------------------------
Statement of Cash Flows
For the Year Ended August 31, 1998

CASH FLOWS FROM OPERATING ACTIVITIES:
    Purchases of portfolio securities.........................................................   $(414,248,690)
    Proceeds from sales of portfolio securities and principal paydowns........................     432,670,172
    Net sales of short-term investments.......................................................       1,117,000
                                                                                                 -------------
                                                                                                    19,538,482
    Net investment income.....................................................................      22,512,979
    Accretion of discount on investments......................................................      (5,730,053)
    Capitalized income on payment-in-kind securities..........................................      (1,300,225)
    Amortization of organization expenses.....................................................          22,272
    Net change in receivables/payables related to operations..................................        (408,253)
                                                                                                 -------------
        Net Cash Provided by Operating Activities.............................................      34,635,202
                                                                                                 -------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
    Proceeds from shares issued in reinvestment of dividends..................................         807,789
    Dividends and distributions paid..........................................................     (35,442,508)
                                                                                                 -------------
        Net Cash Used by Financing Activities.................................................     (34,634,719)
                                                                                                 -------------
Net Increase in Cash..........................................................................             483
Cash at Beginning of Year.....................................................................             445
                                                                                                 -------------
CASH AT END OF YEAR...........................................................................   $         928
                                                                                                 -------------
                                                                                                 -------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
---------------------------------------------------------
Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies

Global Partners Income Fund Inc. ('Fund') was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on October 29, 1993. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield U.S. and non-U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITIES VALUATION.   In valuing the Fund's assets, all securities for which
market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Investment transactions are
recorded on the trade date. Interest income is accrued on a daily basis. Market discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

GLOBAL             PARTNERS             INCOME             FUND             INC.
---------------------------------------------------------
Notes to Financial Statements  (continued)

FEDERAL INCOME TAXES.   The Fund has complied and intends to continue to comply
with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS.   The Fund declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are due primarily to deferral of wash sale and post-October losses. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

UNAMORTIZED ORGANIZATION EXPENSES.   Organization expenses amounting to $113,655
were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations. For the year ended August 31, 1998, the Fund paid interest expense of $4,812,110.

YEAR END TAX RECLASSIFICATIONS.   The character of income and gains to be
distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At August 31, 1998, reclassifications were made to the capital accounts of

GLOBAL             PARTNERS             INCOME             FUND             INC.
---------------------------------------------------------
Notes to Financial Statements  (continued)

the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with Value Advisors LLC ('Investment Manager'), a subsidiary of PIMCO Advisors L.P. ('PIMCO'), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers. The agreement with the Investment Manager was approved by shareholders at a special meeting held on October 14, 1997, and has been in effect since the closing of the sale of the Investment Manager by Oppenheimer Group Inc. to PIMCO, which occurred on November 4, 1997. The Investment Manager was the transferee of the investment management responsibilities for the Fund which were previously provided by Advantage Advisers, Inc.

The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc ('Investment Adviser'), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The agreement with the Investment Adviser was most recently approved by shareholders at an annual meeting held on January 15, 1998. Approval of the agreement was necessary due to the merger of Salomon Inc., which had been the ultimate parent company of the Investment Adviser, with and into SSBH, which occurred on November 28, 1997.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets for its services.

At August 31, 1998, the Investment Adviser owned 4,587 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, $700 for attendance at each board meeting, $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

GLOBAL             PARTNERS             INCOME             FUND             INC.
---------------------------------------------------------
Notes to Financial Statements  (continued)

Note 3. Portfolio Activity

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 1998, aggregated $406,491,940 and $421,706,405, respectively. The federal income tax cost basis of the Fund's investments at August 31, 1998 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $3,323,970 and $61,092,580, respectively, resulting in net unrealized depreciation of $57,768,610.

Note 4. Bank Loan

The Fund has outstanding a $75,000,000 loan pursuant to a secured loan agreement with ING Baring (U.S.) Capital Corporation. The current interest rate on the loan is equal to six-month LIBOR plus 0.4375% and the maturity date is April 1, 1999. The collateral for the loan was valued at $138,606,055 on August 31, 1998 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the loan agreement, the Fund must maintain a level of collateral to debt of at least 150%.

Note 5. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at August 31, 1998 was $17,483,026.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Note 6. 'When and If' Issued Bonds

'When and if' issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a 'when and if' issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the 'when and if' issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in 'when and if' issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

GLOBAL             PARTNERS             INCOME             FUND             INC.
---------------------------------------------------------
Notes to Financial Statements  (continued)

Note 7. Credit Risk

The yields of emerging market debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of sovereign bonds and loan participations held by the Fund.

The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

Note 8. Dividends Subsequent to August 31, 1998

On September 1 and October 1, 1998, the Board of Directors of the Fund declared a dividend from net investment income, each in the amount of $0.11875 per share, payable on September 25 and October 30, 1998, to shareholders of record on September 15 and October 14, 1998, respectively.

Note 9. Bylaw Amendment

The Board of Directors of the Fund recently reviewed and approved on July 14, 1998, various amendments to the Fund's bylaws. For example, the bylaws provisions relating to timely notice for proposals to be brought before an annual meeting of stockholders (other than a proposal under Rule 14a-8 of the Securities Exchange Act of 1934 to be included in the Fund's proxy statement) have been amended. As amended, a stockholder's notice must be delivered to the Fund not less than 60 days not more than 90 days prior to the first anniversary of the preceding year's annual meeting. An exception applies in the event the date of the annual meeting is substantially advanced or delayed from the anniversary date. The Board believes that the amended timely notice provisions will provide greater certainty to stockholders because previously, timely notice keyed off the date of the current year's meeting or the date public disclosure of the current year's meeting is made. In addition, the provisions provide that any business to be brought before a special meeting of stockholders must be specified in the notice of meeting or otherwise properly brought before the meeting by or at the direction of the Board of Directors. Finally, upon recommendation of the Fund's Maryland counsel, other changes to certain bylaw provisions were made to conform to the bylaw provisions of more recently organized Maryland companies.

GLOBAL             PARTNERS             INCOME             FUND             INC.
------------------------------------------
Financial Highlights
Data for a share of common stock outstanding throughout each year:

                                         1998            1997           1996            1995        1994(1)
--------------------------------------------------------------------------------------------------------------

Net asset value,
  beginning of year.............       $  16.18        $  13.88       $   11.11       $  12.01      $  14.02
                                       --------        --------       ---------       --------      --------
Net investment income...........           1.55            1.55            1.70           1.54          0.97
Net realized gain (loss) and
  change in net unrealized
  appreciation (depreciation) on
  investments...................         (5.53)            2.46            2.56          (1.02)       (1.86)
                                       --------        --------       ---------       --------      --------
Total from investment
  operations....................         (3.98)            4.01            4.26           0.52        (0.89)
                                       --------        --------       ---------       --------      --------
Less dividends and
  distributions:
  From net investment income....         (1.62)           (1.71)          (1.49)         (1.42)       (0.98)
  In excess of net investment
    income......................            --              --              --             --        (0.02)
  From net realized gains.......         (0.49)              --              --             --        (0.07)
  In excess of net realized
    capital gains...............         (0.33)              --              --             --            --
                                       --------        --------       ---------       --------      --------
Total dividends and
  distributions.................         (2.44)           (1.71)          (1.49)         (1.42)       (1.07)
                                       --------        --------       ---------       --------      --------
Offering costs on issuance of
  common stock .................             --              --              --             --        (0.05)
                                       --------        --------       ---------       --------      --------
Net asset value, end of year....       $   9.76        $  16.18       $   13.88       $  11.11      $  12.01
                                       --------        --------       ---------       --------      --------
                                       --------        --------       ---------       --------      --------
Per share market value,
  end of year...................       $ 8.5625        $15.4375       $   13.25       $ 11.125      $  11.75
Total investment return based on
  market price per share(2).....       (34.35)%          31.28%          34.22%          8.01%       (9.02)%'DD'
Ratios to average net assets:
  Total expenses, including
    interest expense............          3.54%           3.55%           4.19%          4.85%         2.77%'D'
  Total expenses, excluding
    interest expense (operating
    expenses)...................          1.31%           1.31%           1.32%          1.39%         1.38%'D'
  Net investment income.........         10.56%          10.14%          13.51%         14.10%         9.05%'D'
Portfolio turnover rate.........           144%            107%             92%            85%           12%
Net assets, end of year (000)...       $142,129        $234,735       $ 201,398       $161,178      $174,252
Bank loans outstanding, end of
  year (000)....................       $ 75,000        $ 75,000       $  75,000       $ 75,000      $ 75,000
Weighted average bank loans
  (000).........................       $ 75,000        $ 75,000       $  75,000       $ 75,000      $ 47,272
Weighted average interest rate
  on bank loans.................          6.34%           6.65%           6.99%          7.34%         5.44%'D'
--------------------------------------------------------------------------------------------------------------

(1) For the period October 29, 1993 (commencement of investment operations) through August 31, 1994.

'DD' Return calculated based on beginning of period price of $14.02 (initial offering price of $15.00 less sales load of $0.98) and end of period market value of $11.75 per share. This calculation is not annualized.

(2) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

'D'  Annualized.

GLOBAL             PARTNERS             INCOME             FUND             INC.
---------------------------------------------------------------
Report of Independent Accountants

To the Board of Directors and Shareholders of Global Partners Income Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Global Partners Income Fund Inc. ('Fund') at August 31, 1998, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period October 29, 1993 (commencement of investment operations) through August 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, N.Y.
October 21, 1998

GLOBAL             PARTNERS             INCOME             FUND             INC.

-----------------------------------------------------------------------
Selected Quarterly Financial Information (unaudited)
SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:

                                                                                             NET REALIZED GAIN
                                                                                              (LOSS) & CHANGE
                                                                                             IN NET UNREALIZED
                                                                     NET INVESTMENT            APPRECIATION
                                                                         INCOME               (DEPRECIATION)
                                                                 ----------------------    ---------------------
QUARTERS ENDED*                                                  TOTAL      PER SHARE       TOTAL      PER SHARE
----------------------------------------------------------------------------------------------------------------

November 30, 1996.............................................   $6,038       $ 0.42       $ 18,781     $  1.29
February 28, 1997.............................................    5,658         0.39         10,982        0.76
May 31, 1997..................................................    5,426         0.37         (1,100)      (0.07)
August 31, 1997...............................................    5,440         0.37          6,991        0.48
November 30, 1997.............................................    5,502         0.38         (8,712)      (0.60)
February 27, 1998.............................................    5,521         0.38          5,620        0.39
May 29, 1998..................................................    5,518         0.38         (5,824)      (0.40)
August 31, 1998...............................................    5,972         0.41        (71,568)      (4.92)
----------------------------------------------------------------------------------------------------------------

* Totals expressed in thousands of dollars except per share amounts.

------------------------------------
Tax Information (unaudited)
For Federal tax purposes, the Fund hereby designates for the fiscal year ended August 31, 1998:

      The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long-term capital gain transactions. As a result, the Fund designates:

         Total long-term capital gain distributions paid of $11,966,331.

          $2,253,204 are considered '28 percent rate gains'.

          $9,713,127 are considered '20 percent rate gains'.

GLOBAL             PARTNERS             INCOME             FUND             INC.

----------------------------------------
Other Information (unaudited)

Year 2000. The investment management services provided to the Fund by the Investment Adviser depend in large part on the smooth functioning of its computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which the dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on the Investment Adviser's provision of investment advisory services, including handling of securities trades, pricing and account services. The Investment Adviser has advised the Fund that it has been reviewing all of their computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking, its systems will be year 2000 compliant before such date. In addition, the Investment Adviser has been advised by certain of the Fund's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Investment Adviser or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Fund at that time.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------

PURSUANT TO CERTAIN RULES OF THE SECURITIES AND EXCHANGE COMMISSION, THE FOLLOWING ADDITIONAL DISCLOSURE IS PROVIDED.

Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan

1. Each shareholder initially purchasing shares of common stock ('Shares') of Global Partners Income Fund Inc. ('Fund') on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ('Plan'), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ('Agent'). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of 'street name' and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a 'Participant.' The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a 'market premium'), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a 'market discount'), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a 'Trading Day') preceding the payment date for the dividend or distribution. For purposes herein, 'market price' will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan  (continued)

such purchases will, in any event, terminate on the Trading Day prior to the 'ex-dividend' date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan  (continued)

purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan  (continued)

applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ('Nominee Holders'), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

GLOBAL             PARTNERS             INCOME             FUND             INC.

------------
Directors

CHARLES F. BARBER
     Consultant; formerly Chairman,
     ASARCO Incorporated

WILLIAM D. CVENGROS
     Co-Chairman of the Board;
     Chief Executive Officer and
     President of Value Advisors LLC and
     Chief Executive Officer and
     President of PIMCO Advisors L.P.

LESLIE H. GELB
     President, The Council on Foreign Relations

HEATH B. MCLENDON
     Co-Chairman of the Board;
     Managing Director, Salomon Smith Barney Inc.
     President and Director, Mutual Management
     Corp. and Travelers Investment Advisers, Inc.;
     Chairman, Smith Barney Strategy Advisors Inc.

RIORDAN ROETT
     Professor and Director, Latin American
     Studies Program, Paul H. Nitze
     School of Advanced International Studies,
     Johns Hopkins University

JESWALD W. SALACUSE
     Henry J. Braker Professor of Commercial Law, and formerly Dean, The Fletcher School of
     Law & Diplomacy Tufts University

----------
Officers

WILLIAM D. CVENGROS
     Co-Chairman of the Board

HEATH B. MCLENDON
     Co-Chairman of the Board

STEPHEN J. TREADWAY
     President

LEWIS E. DAIDONE
     Executive Vice President and Treasurer

THOMAS K. FLANAGAN
     Executive Vice President

NEWTON B. SCHOTT
     Executive Vice President

BETH A. SEMMEL
     Executive Vice President

PETER J. WILBY
     Executive Vice President

ANTHONY PACE
     Assistant Controller

----------------------
Global Partners
Income Fund Inc.
     7 World Trade Center
     New York, New York 10048

Telephone
       1-888-777-0102

INVESTMENT MANAGER
     Value Advisors LLC
     800 Newport Center Drive
     Suite 100
     Newport Beach, California 92660

INVESTMENT ADVISER
     Salomon Brothers Asset Management Inc
     Seven World Trade Center
     New York, New York 10048

CUSTODIAN
     The Chase Manhattan Bank
     Four Metrotech Center
     Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
     American Stock Transfer & Trust Company
     40 Wall Street
     New York, New York 10005

INDEPENDENT ACCOUNTANTS
     PricewaterhouseCoopers LLP
     1177 Avenue of the Americas
     New York, New York 10036

LEGAL COUNSEL
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
     GDF

--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005



GLOBAL PARTNERS
INCOME FUND INC.


ANNUAL REPORT
AUGUST 31, 1998




                   BULK RATE
                 U.S. POSTAGE
               STATEN ISLAND, NY
                  PERMIT NO.
                     169





                              STATEMENT OF DIFFERENCES
                              ------------------------

The division sign shall be expressed as...................................[div]
The dagger symbol shall be expressed as...................................'D'
The double dagger symbol shall be expressed as.............................'DD'